UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2018

Riot Blockchain, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

202 6th Street, Suite 401
Castle Rock, CO 80104
 (Address of principal executive offices) (zip code)

(303) 794-2000
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Harvey Kesner, Esq.
Sichenzia Ross Ference Kesner LLP
1185 Avenue of the Americas, 37th Floor
New York, New York 10036
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

Logical Brokerage Purchase Agreement

On March 26, 2018, Riot Blockchain, Inc. (the "Company") entered into and closed a stock purchase agreement (the "Logical Brokerage Purchase Agreement") between the Company and Mark Bradley Fisher (the "Logical Brokerage Seller"). Pursuant to the Logical Brokerage Purchase Agreement, the Company purchased from the Logical Brokerage Seller 9.25 shares of Logical Brokerage Corp. ("Logical Brokerage"), representing 92.5% of the outstanding capital stock of Logical Brokerage, for a purchase price of $600,000. Logical Brokerage is a futures introducing broker headquartered in Miami, FL registered with the Commodity Futures Trading Commission, or CFTC, and a member of the National Futures Association, or NFA.

In connection with the closing of the Logical Brokerage Purchase Agreement, on March 26, 2018, the Company entered into a stockholders agreement (the "Stockholders Agreement") with Logical Brokerage and Mark Bradley Fisher. The Stockholders Agreement provides, among other things, that, subject to certain exceptions, the Logical Brokerage Seller may not transfer any of his remaining shares of Logical Brokerage without the written consent of the Company. The Stockholders Agreement also provides that, subject to certain exceptions, in the event the Company proposes to transfer 35% or more of Logical Brokerage's total issued and outstanding capital stock, the Logical Brokerage Seller will be entitled to certain "tag-along" rights.

On March 27, 2018, the Company issued a press release regarding its acquisition of Logical Brokerage. A copy of the press release is filed as Exhibit 99.1 to this report.

Director compensation

On March 21, 2018, the board of directors of the Company adopted the following compensation program for directors:

•	Cash compensation of $3,000 per month for non-employee directors commencing March 1, 2018.
•	The audit committee chair will receive $10,000 per year payable monthly.
•	The compensation committee chair will receive $8,000 per year payable monthly.
•	The nomination and governance committee chair will receive $8,000 per year payable monthly.
•	The lead director will receive $3,000 per month commencing March 1, 2018.
•	Non-employee directors will each receive 7,500 RSUs.

Kairos Lease Amendment

On March 26, 2018, the Company's wholly-owned subsidiary, Kairos Global Technology, Inc. ("Kairos") entered into a first amendment to lease (the "Lease Amendment"), between Kairos and 7725 Reno #1, L.L.C.  ("7725 Reno"), which Lease Amendment amended the lease between the parties dated February 27, 2018. Pursuant to the Lease Amendment, 7725 Reno agreed to provide additional 12.5kV electrical transforming equipment to increase the electrical power available for Kairos's use from 6MW to 12 MW, and the base rent under the lease was increased to $664,760 per month, effective as of the date when such additional power is available.

The foregoing descriptions of the Logical Brokerage Purchase Agreement, the Stockholders Agreement, and the Lease Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of such documents, which are filed as exhibits to this report and are incorporated herein by this reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 is hereby incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2018, the Company entered into amendment No. 1 to retention agreement (the "Retention Agreement Amendment") with Jeff McGonegal. Pursuant to the Retention Agreement Amendment, Mr. McGonegal will continue to serve as the Company's Principal Accounting Officer until April 30, 2018, at which time Mr. McGonegal's equity awards will vest, and thereafter he will serve as a consultant to the Company until August 30, 2018 with the same salary and benefits.

The foregoing description of the Retention Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, which is filed as an exhibit to this report and is incorporated herein by this reference.

About Riot Blockchain

Information reported in this Current Report on Form 8-K is limited to the scope of the information reportable under a Current Report on Form 8-K under the rules and regulations of the Commission.  Please refer to the additional information concerning the Company referenced in the following notices and safe harbor provision for material risks and other uncertainties.

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements under "CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION AND STATEMENTS" and that are described under "Risk Factors" in Part II, Item 1A of our most recent Form 10-Q for the period ended September 30, 2017 filed with the Commission on November 13, 2017 and subsequently.  If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See "Safe Harbor" below.

Safe Harbor

The information provided in this report may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "anticipates," "plans," "expects," "intends," "will," "potential," "hope" and similar expressions are intended to identify forward-looking statements.  These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in report relating to the Company may be found in the Company's periodic filings with the Commission, including the factors described in the sections entitled "Risk Factors", copies of which may be obtained from the SEC's website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this report.

Item 9.01  Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated March 26, 2018, between Riot Blockchain, Inc. and Mark Bradley Fisher
10.1	First Amendment to Lease, dated March 26, 2018, between 775 Reno #1 and Kairos Global Technology, Inc.
10.2	Stockholders Agreement, dated March 26, 2018, among Logical Brokerage Corp., Riot Blockchain, Inc. and Mark Bradley Fisher
10.3	Amendment No. 1 to Retention Agreement between Riot Blockchain, Inc. and Jeff McGonegal
99.1	Press Release dated March 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

Dated: March 27, 2018	By:	/s/ John O'Rourke
Name: John O'Rourke
Title: Chief Executive Officer